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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report:         November 15, 1996



                            RENAL CARE GROUP, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                        0-27640                 62-1622383
   -------------------                -----------            ------------------
     (State or Other                  (Commission            (I.R.S. Employer
Jurisdiction of Incorporation         File Number)           Identification No.)
     or Organization)


2100 West End Avenue, Suite 800, Nashville, Tennessee           37203
-----------------------------------------------------        ------------
      (Address of Principal Executive Offices)                (Zip Code)



Registrant's Telephone Number,                              (615) 321-2333
    Including Area Code:


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ITEM 5          OTHER EVENTS

        Renal Care Group, Inc. (the "Company") is filing this Current Report on Form 8-K to announce its financial results for the month of October, 1996. These consolidated results reflect the operations of the Company following consummation of its merger with RenalWest, L.C., which was completed on September 30, 1996 and was accounted for as a pooling of interests. The Company is filing this Report to comply with provisions of the Plan and Agreement of Merger with RenalWest, L.C.

        For the month of October, 1996, the Company's consolidated net revenues was $11,990,000 and its consolidated net income was $1,150,000, or $.08 per share. Weighted average common and common equivalent shares outstanding for the month were 13,650,000 shares.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 15, 1996


                                RENAL CARE GROUP, INC.


                                By:  /s/ Robert K. Stillwell
                                     -----------------------------
                                         Robert K. Stillwell
                                         Vice President,
                                         Chief Accounting Officer


                                By:  /s/ Ronald Hinds
                                     -----------------------------
                                         Ronald Hinds
                                         Executive Vice President
                                         Chief Financial Officer














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